UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4694	36-1004130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 326-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange LLC
Preferred Stock Purchase Rights	RRD	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, as previously disclosed, R. R. Donnelley & Sons Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Chatham Delta Parent, Inc., a Delaware corporation (“Parent”), and Chatham Delta Acquisition Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Acquisition Sub”), providing for the merger of Acquisition Sub with and into the Company, upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are affiliates of Chatham Asset Management, LLC (“CAM”).

In connection with the Merger, certain employees of the Company (including certain of its named executive officers and other executive officers) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (“Section 280G” and the “Code”, respectively). To mitigate the potential impact of Section 280G and Section 4999 of the Code on the Company and its applicable executive officers, effective December 17, 2021, the Company’s Board of Directors (the “Board”) approved the acceleration into December 2021 of the vesting and payment of certain equity awards, equity-based awards and cash-based awards, as applicable, that otherwise would have been payable to Daniel L. Knotts, John P. Pecaric, Terry D. Peterson, Deborah L. Steiner, Michael J. Sharp and Elif Sagsen-Ercel (collectively, the “Executives”) on or prior to the closing of the Merger, as described further below. These actions are intended to preserve compensation-related corporate income tax deductions for the Company that might otherwise be disallowed through the operation of Section 280G and to mitigate or eliminate the amount of excise tax that may be payable by the Executives pursuant to Section 4999 of the Code in connection with Section 280G in certain circumstances.

In approving the accelerated vesting and payment of such awards, the Board considered, among other things, the projected value of the corporate income tax deductions that might otherwise be lost as a result of the effect of Section 280G and the benefits to the Company of reducing the potential tax burden on the Executives.

Accelerated vesting and payments took one or more of the following forms, to the extent applicable to each Executive: (a) payment of the Executive’s fiscal year 2021 Annual Incentive Plan (“AIP”) bonus that otherwise would be payable in 2022 (the “FY21 AIP”) with performance deemed to be 110% of target (“Accelerated Bonus”); (b) accelerated vesting and settlement in shares of Company common stock (“shares”) of certain Company restricted stock units (“RSUs”) that would otherwise have vested in 2022, 2023 or 2024, as applicable (“Accelerated RSUs”); (c) accelerated vesting and settlement in shares of certain Company performance restricted stock units (“PSUs”) granted in 2019, 2020 and 2021, assuming vesting at 150%, 150% and 100% performance levels, respectively (“Accelerated PSUs”); (d) accelerated vesting and payout of phantom RSUs in cash that would otherwise have vested in 2022, 2023 and 2024 (“Accelerated Phantom RSUs”); and (e) accelerated vesting and payout in cash of phantom PSUs granted in 2019 and 2020, in each case assuming vesting at 150% performance levels, respectively (“Accelerated Phantom PSUs”). The Accelerated Bonus, Accelerated RSUs, Accelerated PSUs, Accelerated Phantom RSUs and Accelerated Phantom PSUs (collectively, the “Accelerated Amounts”) will offset the corresponding payments or amounts each Executive would have otherwise been entitled to receive upon the consummation of the Merger, precluding duplication of payments. All Accelerated Amounts will be reduced by applicable tax withholdings.

Specifically, the Board approved the accelerated vesting and payment of the following for each Executive:

•

For Mr. Knotts, a total of $12,729,766 and 2,909,037 shares, consisting of: (a) an Accelerated Bonus in the amount of $1,685,475; (b)(i) 483,878 Accelerated RSUs, which were scheduled to vest in March 2022; (ii) 332,628 Accelerated RSUs, which were scheduled to vest in March 2023; (iii) 169,840 Accelerated RSUs, which were scheduled to vest in March 2024; (c)(i) 680,628 Accelerated PSUs granted in 2019, which were scheduled to pay out in early 2022; (ii) 732,543 Accelerated PSUs granted in 2020, which were scheduled to pay out in early 2023; (iii) 509,520 Accelerated PSUs granted in 2021, which were scheduled to pay out in early 2024; (d) (i) $3,792,129 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; (ii) $3,792,129 for Accelerated Phantom RSUs that were scheduled to vest in March 2023; (iii) $1,453,705 for Accelerated Phantom RSUs that were scheduled to vest in March 2024; and (e)(i) $2,006,328 for Accelerated Phantom PSUs granted in 2020, which were scheduled to pay out in early 2023. The estimated value of Mr. Knotts’ Accelerated RSUs and Accelerated PSUs is $31,563,051, assuming a per share price of $10.85, such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $44,292,817.

•

For Mr. Pecaric, a total of $1,552,335 and 243,829 shares, consisting of (a) an Accelerated Bonus in the amount of $514,250; (b) (i) 69,691 Accelerated RSUs, which were scheduled to vest in March 2022; (ii) 51,978 Accelerated RSUs, which were scheduled to vest in March 2023; (iii) 26,721 Accelerated RSUs, which were scheduled to vest in March 2024; (c) (i) 79,709 Accelerated PSUs granted in 2019, which were scheduled to pay out in early 2022; (ii) 15,730 Accelerated PSUs granted in 2020, which were scheduled to pay out in early 2023; (d) (i) $672,722 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; and (e) (i) $365,363 for Accelerated Phantom PSUs granted in 2019, which were scheduled to pay out in early 2022. The estimated value of Mr. Pecaric’s Accelerated RSUs and Accelerated PSUs is $2,645,545, assuming a per share price of $10.85, such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $4,197,880.

•

For Mr. Peterson, a total of $1,686,107 and 665,368 shares, consisting of (a) an Accelerated Bonus in the amount of $594,000; (b) (i) 110,851 Accelerated RSUs, which were scheduled to vest in March 2022; (ii) 74,892 Accelerated RSUs, which were scheduled to vest in March 2023; (iii) 38,411 Accelerated RSUs, which were scheduled to vest in March 2024; (c) (i) 161,813 Accelerated PSUs granted in 2019, which were scheduled to pay out in early 2022; (ii) 164,169 Accelerated PSUs granted in 2020, which were scheduled to pay out in early 2023; (iii) 115,232 Accelerated PSUs granted in 2021, which were scheduled to pay out in early 2024; (d) (i) $852,821 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; (ii) $239,286 for Accelerated Phantom RSUs that were scheduled to vest in March 2023; and (e) N/A. The estimated value of Mr. Peterson’s Accelerated RSUs and Accelerated PSUs is $7,219,243, assuming a per share price of $10.85, such that the aggregate dollar value of his accelerated compensation in cash and shares is estimated to be $8,905,350.

•

For Ms. Steiner, a total of $4,190,558 and 315,764 shares, consisting of (a) an Accelerated Bonus in the amount of $453,200; (b) (i) 50,560 Accelerated RSUs, which were scheduled to vest in March 2022; (ii) 50,561 Accelerated RSUs, which were scheduled to vest in March 2023; (iii) 25,757 Accelerated RSUs, which were scheduled to vest in March 2024; (c) (i) 111,615 Accelerated PSUs granted in 2020, which were scheduled to pay out in early 2023; (ii) 77,271 Accelerated PSUs granted in 2021, which were scheduled to pay out in early 2024; (d) (i) $846,593 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; (ii) $576,764 for Accelerated Phantom RSUs that were scheduled to vest in March 2023; (iii) $220,461 for Accelerated Phantom RSUs that were scheduled to vest in March 2024; and (e) (i) $1,214,234 for Accelerated Phantom PSUs granted in 2019, which were scheduled to pay out in early 2022; and (ii) $879,306 for Accelerated Phantom PSUs granted in 2020, which were scheduled to pay out in early 2023. The estimated value of Ms. Steiner’s Accelerated RSUs and Accelerated PSUs is $3,426,039, assuming a per share price of $10.85, such that the aggregate dollar value of her accelerated compensation in cash and shares is estimated to be $7,616,597.

•

For Mr. Sharp, a total of $2,350,972, consisting of (a) an Accelerated Bonus in the amount of $189,750; (b) N/A; (c) N/A; (d)(i) $469,024 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; (ii) $381,844 for Accelerated Phantom RSUs that were scheduled to vest in March 2023; (iii) $172,233 for Accelerated Phantom RSUs that were scheduled to vest in March 2024; and (e) (i) $392,303 for Accelerated Phantom PSUs granted in 2019, which were scheduled to pay out in early 2022; and (ii) $745,818 for Accelerated Phantom PSUs granted in 2020, which were scheduled to pay out in early 2023.

•

For Ms. Sagsen-Ercel, a total of $2,762,774, consisting of (a) an Accelerated Bonus in the amount of $294,800; (b) N/A; (c) N/A; (d) (i) $581,853 for Accelerated Phantom RSUs that were scheduled to vest in March 2022; (ii) $482,445 for Accelerated Phantom RSUs that were scheduled to vest in March 2023; (iii) $222,989 for Accelerated Phantom RSUs that were scheduled to vest in March 2024; and (e) (i) $447,335 for Accelerated Phantom PSUs granted in 2019, which were scheduled to pay out in early 2022; and (ii) $733,352 for Accelerated Phantom PSUs granted in 2020, which were scheduled to pay out in early 2023.

In connection with the bonus payment and accelerated equity and equity-based award vesting and payment described above, each Executive has signed an Acceleration and Clawback Acknowledgement. Each Acceleration and Clawback Acknowledgement provides that the Executive’s accelerated payments are subject to certain repayment and true-up conditions, as described below.

Specifically, if an Executive voluntarily terminates their employment with the Company or their employment is terminated for “cause” (as defined in the Executive’s employment agreement or change in control agreement with the Company, as applicable) prior to the closing of the Merger (or the closing of any subsequent merger as may be entered into between the Company and another party (a “Subsequent Merger”)), or, if earlier, prior to the date on which the applicable payment would have been made but for the payment of the Accelerated Amounts, and such termination otherwise would result in forfeiture of any portion of the Accelerated RSUs, Accelerated Phantom RSUs, Accelerated PSUs or Accelerated Phantom PSUs that constitute Acceleration Amounts, as applicable, then the Executive is required to repay to the Company the applicable number of shares underlying Accelerated RSUs and Accelerated PSUs in connection with the Accelerated Amounts and the applicable cash amount underlying the Accelerated Phantom RSUs and Accelerated Phantom PSUs, in each case that constitute Accelerated Amounts, as applicable, received by the Executive on a net after-tax basis.

Moreover, if the FY21 AIP performance multiplier determined to be applicable to FY21 AIP participants generally (the “Actual Performance Multiplier”) exceeds 110% of target performance, to the extent an Executive received an Accelerated Bonus, the Company will pay the Executive at the time the FY21 AIP is generally paid to FY21 participants an amount equal to difference between the Actual Performance Multiplier and 110% with respect to the Executive’s fiscal year 2021 AIP bonus (the “FY21 AIP Differential”), less applicable taxes and withholdings. However, if the Actual Performance Multiplier is less than 110%, to the extent the Executive received an Accelerated Bonus, the Executive is required to repay the Company at the time the FY21 AIP is generally paid to FY21 participants the FY21 AIP Differential on a net after-tax basis. If the actual per share Merger Consideration (as defined in the Merger Agreement) or per share consideration payable in connection with any Subsequent Merger on the date of such Merger or Subsequent Merger exceeds $10.85, the Company will pay each Executive shortly after the effective time of the Merger or as provided pursuant to any Subsequent Merger, the product of (i) the sum of the number of Accelerated Phantom RSUs and Accelerated Phantom PSUs and (ii) the difference between the actual Merger Consideration and $10.85, less applicable taxes and withholdings.

If any Executive is required to make any of the foregoing repayments and fails to repay such amounts in a timely manner, the Executive will be required to reimburse the Company for any reasonable fees (including reasonable attorney’s fees) or costs it incurs in connection with seeking repayment.

The description of the Acceleration and Clawback Acknowledgements is qualified in its entirety by reference to the full text of the form of Acceleration and Clawback Acknowledgement, a copy of which is filed as Exhibit 10.1 herewith and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Acceleration and Clawback Acknowledgement

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed acquisition of the Company by affiliates of CAM (the “Transaction”). These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction; (ii) significant transaction costs associated with the Transaction; (iii) potential litigation relating to the Transaction, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of CAM to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay expense reimbursements to affiliates of CAM under the agreement and plan of merger with respect to the Transaction; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties that will be described in the proxy statement, which will be available from the sources indicated below, that the Company intends to file in connection with the Transaction (the “Proxy Statement”). These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Transaction. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Transaction. In connection with the Transaction, the Company intends to file the Proxy Statement and certain other documents regarding the Transaction with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information about the Company’s directors and executive officers can be found under “Board of Directors” and “Executive Leadership Team” in the Governance section of the Company’s investor relations website at investor.rrd.com, in the Company’s proxy statement for its 2021 annual meeting of stockholders, filed with the SEC on April 13, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 24, 2021, in the Company’s Current Reports on Form 8-K filed with the SEC on May 24, 2021, June 2, 2021 and July 30, 2021 and in Forms 3, 4 and 5 filed by such persons with the SEC. Additional information regarding the identity of the participants and their direct and indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed by the Company with the SEC in connection with the Transaction. You may obtain free copies of the Proxy Statement and those other materials and the other SEC filings described in this paragraph through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: December 23, 2021	By:	/s/ Deborah L. Steiner
	Name:	Deborah L. Steiner
	Title:	Executive Vice President, General Counsel